UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2009

BRINX RESOURCES LTD.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-102441 (Commission File Number)	98-0388682 (IRS Employer Identification No.)

820 Piedra Vista Road NE, Albuquerque, NM 87123
(Address of principal executive offices)(Zip Code)

(505) 250-9992
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2009, the registrant amended and restated its Bylaws to reflect changes required by the establishment of a series of Preferred Stock, $0.001 par value, with the rights, preferences and privileges stated within the Series A Preferred Stock Certificate of Designation attached herewith as Exhibit 4.1 (“Series A Preferred Stock”).  Such Amended and Restated Bylaws are attached herewith as Exhibit 3.1.

Item 8.01             Other Events.

On December 11, 2009, the registrant filed a Certificate of Designation with the Nevada Secretary of State to establish the Series A Preferred Stock.  Such Certificate of Designation is attached herewith as Exhibit 4.1.

Item 9.01                      Financial Statements and Exhibits

Regulation S-K Number	Document
3.1	Amended and Restated Bylaws
4.1	Certificate of Designation of Rights, Preferences, & Privileges for Series A Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINX RESOURCES LTD.
December 14, 2009	By: /s/ Leroy Halterman Leroy Halterman, President